                                                                    Exhibit 99.1


                             YIELD TABLE - BOND 1-AL

                     SARM 2005-4 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 02/28/05

--------------------------------------------------------------------------------
                           BOND SUMMARY - BOND 1-AL
 -------------------------------------------------------------------------------
              FIXED COUPON:    5.393               TYPE:    Fixed
                  ORIG BAL:    224,367,000

                    FACTOR:    1.0000000
               FACTOR DATE:    02/25/05        NEXT PMT:    03/25/05
                     DELAY:    24                 CUSIP:
 -------------------------------------------------------------------------------


            -------------------------------------------------------
                                                 25 CPR
            -------------------------------------------------------
                  PRICE                YIELD              DURATION
            -------------------------------------------------------

               101.843750                4.22                   2

            -------------------------------------------------------
              AVERAGE LIFE                         1.88
               FIRST PAY                         03/25/05
               LAST PAY                          12/25/07
            -------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR  Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-------------------------------------------------------------------------------------------------------------------------------
Yield   1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062   Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
--------------------------------------------------------------

---------------------------------------------------------------------------------------
Lib BM     4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
---------------------------------------------------------------------------------------
Yield    3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 1-A2

                     SARM 2005-4 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 02/28/05

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 1-A2
--------------------------------------------------------------------------------
              FIXED COUPON:    5.393               TYPE:    Fixed
                  ORIG BAL:    8,102,000

                    FACTOR:    1.0000000
               FACTOR DATE:    02/25/05        NEXT PMT:    03/25/05
                     DELAY:    24                 CUSIP:
--------------------------------------------------------------------------------


            -------------------------------------------------------
                                              25 CPR
            -------------------------------------------------------
                 PRICE             YIELD               DURATION
            -------------------------------------------------------
              101.375000            4.49                  2

            -------------------------------------------------------
             AVERAGE LIFE                      1.88
              FIRST PAY                      03/25/05
              LAST PAY                       12/25/07
            -------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR  Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-------------------------------------------------------------------------------------------------------------------------------
Yield   1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062   Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
--------------------------------------------------------------

--------------------------------------------------------------------------------------
Lib BM     4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
--------------------------------------------------------------------------------------
Yield   3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 2-A1

                     SARM 2005-4 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 02/28/05

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 2-A1
--------------------------------------------------------------------------------
              FIXED COUPON:    5.413               TYPE:    Fixed
                  ORIG BAL:    168,698,000

                    FACTOR:    1.0000000
               FACTOR DATE:    02/25/05        NEXT PMT:    03/25/05
                     DELAY:    24                 CUSIP:
--------------------------------------------------------------------------------


            -------------------------------------------------------
                                                25 CPR
            -------------------------------------------------------
                 PRICE                 YIELD            DURATION

              101.968750                4.46                2

            -------------------------------------------------------
             AVERAGE LIFE                        2.52
              FIRST PAY                        03/25/05
              LAST PAY                         01/25/10
            -------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR  Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-------------------------------------------------------------------------------------------------------------------------------
Yield   1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062   Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
--------------------------------------------------------------

---------------------------------------------------------------------------------------
Lib BM     4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
---------------------------------------------------------------------------------------
Yield    3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            YIELD TABLE - BOND 3-A1

                     SARM 2005-4 HYBRID ARMS - CROSSED SUBS
                              SETTLE AS OF 02/28/05

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 3-A1
--------------------------------------------------------------------------------
              FIXED COUPON:    5.120               TYPE:    Fixed
                  ORIG BAL:    185,241,000

                    FACTOR:    1.0000000
               FACTOR DATE:    02/25/05        NEXT PMT:    03/25/05
                     DELAY:    24                 CUSIP:
--------------------------------------------------------------------------------


            -------------------------------------------------------
                                               25 CPR
            -------------------------------------------------------
                 PRICE                YIELD            DURATION
            -------------------------------------------------------

              101.062500               4.56               2

            -------------------------------------------------------
              AVERAGE LIFE                      2.47
               FIRST PAY                     03/25/05
               LAST PAY                      11/25/09
            -------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR  Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-------------------------------------------------------------------------------------------------------------------------------
Yield   1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062   Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
--------------------------------------------------------------

---------------------------------------------------------------------------------------
Lib BM     4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
---------------------------------------------------------------------------------------
Yield    3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 3-A2

                     SARM 2005-4 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 02/28/05

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 3-A2
--------------------------------------------------------------------------------
              FIXED COUPON:    5.120               TYPE:    Fixed
                  ORIG BAL:    14,455,000

                    FACTOR:    1.0000000
               FACTOR DATE:    02/25/05        NEXT PMT:    03/25/05
                     DELAY:    24                 CUSIP:
--------------------------------------------------------------------------------


            -------------------------------------------------------
                                                25 CPR
            -------------------------------------------------------
                  Price                Yield             Duration

              100.625000                4.75                 2

            -------------------------------------------------------
             Average Life                         2.47
              First Pay                        03/25/05
              Last Pay                         11/25/09
            -------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR  Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-------------------------------------------------------------------------------------------------------------------------------
Yield   1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062   Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
--------------------------------------------------------------

---------------------------------------------------------------------------------------
Tsy BM     4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
---------------------------------------------------------------------------------------
Yield    3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                             YIELD TABLE - BOND 4-A1

                     SARM 2005-4 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 02/28/05

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 4-A1
--------------------------------------------------------------------------------
              FIXED COUPON:    5.409               TYPE:    Fixed
                  ORIG BAL:    98,825,000

                    FACTOR:    1.0000000
               FACTOR DATE:    02/25/05        NEXT PMT:    03/25/05
                     DELAY:    24                 CUSIP:
--------------------------------------------------------------------------------


            -------------------------------------------------------
                                                25 CPR
            -------------------------------------------------------
                PRICE                 YIELD              DURATION

             101.593750               4.62                   2

            -------------------------------------------------------
             AVERAGE LIFE                        2.52
              FIRST PAY                       03/25/05
              LAST PAY                        01/25/10
            -------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR  Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-------------------------------------------------------------------------------------------------------------------------------
Yield   1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062   Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
--------------------------------------------------------------

---------------------------------------------------------------------------------------
Lib BM     4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
---------------------------------------------------------------------------------------
Yield    3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                            YIELD TABLE - BOND 5-A1

                     SARM 2005-4 HYBRID ARMS - CROSSED SUBS
                             SETTLE AS OF 02/28/05

--------------------------------------------------------------------------------
                            BOND SUMMARY - BOND 5-A1
--------------------------------------------------------------------------------
              FIXED COUPON:    5.640               TYPE:     Fixed

                  ORIG BAL:    43,550,000
                    FACTOR:    1.0000000
               FACTOR DATE:    02/25/05        NEXT PMT:    03/25/05
                     DELAY:    24                 CUSIP:
--------------------------------------------------------------------------------


            -------------------------------------------------------
                                             25 CPR
            -------------------------------------------------------
                 PRICE              YIELD              DURATION

              101.984375            4.83                   3

            -------------------------------------------------------
             AVERAGE LIFE                      3.10
               FIRST PAY                      03/25/05
               LAST PAY                       12/25/14
            -------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
Tsy BM     3Mo     6Mo     2YR     3YR     5YR    10YR    30YR  Lib BM     1MO     2MO     3MO     6MO     1YR     2YR     3YR
-------------------------------------------------------------------------------------------------------------------------------
Yield   1.7892  1.9808  2.5824  2.8483  3.3313  4.0400  4.8062   Yield  1.8400  1.9000  1.9600  2.1400  2.3900  2.9367  3.2778
Coupon                  2.3750  2.7500  3.3750  4.2500  5.3750
--------------------------------------------------------------

---------------------------------------------------------------------------------------
Lib BM     4YR     5YR     7YR     8YR     9YR    10YR    12YR    15YR    20YR    30YR
---------------------------------------------------------------------------------------
Yield    3.5390  3.7527  4.1038  4.2406  4.3599  4.4642  4.6517  4.8655  5.0593  5.1419


The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.